Eaton Vance California Limited Maturity Municipals Fund
              Eaton Vance Florida Limited Maturity Municipals Fund
           Eaton Vance Massachusetts Limited Maturity Municipals Fund
             Eaton Vance New Jersey Limited Maturity Municipals Fund
              Eaton Vance New York Limited Maturity Municipals Fund
                Eaton Vance Ohio Limited Maturity Municipals Fund
            Eaton Vance Pennsylvania Limited Maturity Municipals Fund
                  Supplement to Prospectus dated August 1, 1999

              Eaton Vance National Limited Maturity Municipals Fund
                  Supplement to Prospectus dated August 1, 1999


1. Each State Limited Maturity Municipals Fund is now diversified, which means that with respect to 75% of its total assets it may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government or its corresponding Portfolio).

2. Service fees will now be paid from the time of sale of Class A and Class B shares. This will result in slightly higher Total Operating Expenses for these classes than that shown in the "Annual Fund Operating Expenses" table in each Fund Summary.

3.   The  following  replaces  "Distribution  and  Service  Fees"  under  "Sales
     Charges":

     Distribution and Service Fees. Class B shares of the California, New Jersey and Ohio Limited Maturity Municipals Funds and Class B and Class C shares of the other Funds have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All Classes pay service fees for personal and/or account services equal to 0.15% of average daily net assets annually. Although there is no present intention to do so, each Class could pay service fees of up to 0.25% annually upon Trustee approval.

     The distribution fees paid by Class B and Class C shares are subject to termination when payments under the Rule 12b-1 plans are sufficient to extinguish uncovered distribution charges. As described more fully in the Statement of Additional Information, uncovered distribution charges of a Class are increased by sales commissions payable by the Class to the principal underwriter in connection with sales of shares of that Class and by an interest factor tied to the U.S. Prime Rate. Uncovered distribution charges are reduced by the distribution fees paid by the Class and by CDSCs paid to the Fund by redeeming shareholders. The amount of the sales commissions payable by Class B to the principal underwriter in connection with sales of Class B shares is significantly less than the maximum permitted by the sales charge rule of the National Association of Securities Dealer, Inc. To date, neither Class B nor Class C uncovered distribution charges have been fully covered.


October 12, 1999                                                       LTDFEESPS